SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                                March 8, 1996
                   ----------------------------------------
               Date of Report (Date of Earliest Event Reported)

                          INTERNATIONAL PAPER COMPANY
                       ---------------------------------
            (Exact name of Registrant as specified in its charter)

New York                        1-3157                       13-0872805
--------------                  -----------                  --------------
(State of                       (Commission                  (IRS Employer
Incorporation)                  File)                        Identification
                                                             Number)

                  Two Manhattanville Road, Purchase, NY 10577
                  -------------------------------------------
                   (Address of Principal executive offices)

                                 914-397-1500
                                 ------------
                                (Telephone No.)

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

ITEM 1. CHANGES IN CONTROL OF REGISTRANT

        N/A

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

        N/A

ITEM 3. BANKRUPTCY OR RECEIVERSHIP

        N/A

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

        N/A

ITEM 5. OTHER EVENTS

        N/A

ITEM 6. RESIGNATIONS OF REGISTRANT'S DIRECTORS

        N/A

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

        (a) Financial Statements:

        Audited Financial Statements and Management's Discussion and Analysis of Financial Condition and Results of Operations for the year ended December 31, 1995 are being filed as Exhibit 99.

        (b) Pro Forma Financial Information:

        N/A

        (c) Exhibits:

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        (23) Consent of Independent Public Accountants.

        (27) Financial Data Schedule.

        (99) Audited Financial Statements and Management's Discussion and Analysis of Financial Condition and Results of Operations for the year ended December 31, 1995.

ITEM 8. CHANGES IN FISCAL YEAR

        N/A

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                                  Signatures
                                  ----------

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            INTERNATIONAL PAPER COMPANY
                                            (Registrant)

Date: March 8, 1996                        /s/ SYVERT E. NERHEIM
      Purchase, NY                          ----------------------------
                                            Syvert E. Nerheim
                                            Assistant Secretary

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